                           NOTICE OF GUARANTEED DELIVERY

                               OFFER FOR OUTSTANDING
                             13% SENIOR NOTES DUE 2008

                                  IN EXCHANGE FOR

                         13% SERIES B SENIOR NOTES DUE 2008

                                         of

                          CONVERGENT COMMUNICATIONS, INC.

     Registered holders of privately placed 13% Senior Notes Due 2008 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 13% Series B Senior Notes Due 2008 (the "Notes") of the Company and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal or any other documents required by the Letter of Transmittal to Norwest Bank Colorado, N.A., (the "Exchange Agent") prior to the Expiration Date, must use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS

                           NORWEST BANK COLORADO, N.A.

    BY REGISTERED OR CERTIFIED MAIL:     BY HAND DELIVERY OR OVERNIGHT COURIER:
              Norwest Banks                           Norwest Banks
         Corporate Trust Section                 Corporate Trust Section
              P.O. Box 1517                      NorthStar East Building
       Minneapolis, MN 55480-1517              Sixth and Marquette Avenues
                                               Minneapolis, MN 55479-0113

                             FACSIMILE TRANSMISSION:
                                 (612) 667-4972

                              CONFIRM BY TELEPHONE:
                                   Amy E. Buck
                              Senior Vice President
                                 (303) 863-6477

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Convergent Communications,

Inc., a Colorado corporation, with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated August _______, 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

  NAME AND ADDRESS OF REGISTERED HOLDER AS IT  CERTIFICATE NUMBER(S) OF    PRINCIPAL AMOUNT OF
           APPEARS ON THE OLD NOTES              OLD NOTES TRANSMITTED     OLD NOTES TRANSMITTED

---------------------------------------------  ------------------------    ---------------------

---------------------------------------------  ------------------------    ---------------------

---------------------------------------------  ------------------------    ---------------------

---------------------------------------------  ------------------------    ---------------------

---------------------------------------------  ------------------------    ---------------------


                     THE FOLLOWING GUARANTEE MUST BE COMPLETED

                                     GUARANTEE

                      (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc., hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the Old Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

 Name of Firm:
              ---------------------      ----------------------------------
                                                (Authorized Signature)

 Address:                                Title:
         --------------------------            ----------------------------
                                         Name:
-----------------------------------           -----------------------------
                         (Zip Code)               (Please type or print)

 Area Code and Telephone Number:         Date
                                             ------------------------------

-----------------------------------

     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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